                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN C. BEERING, of the City of West Lafayette and State of Indiana, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   Steven C. Beering
                              ------------------------------------------(SEAL)
                                    Steven C. Beering

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day STEVEN C. BEERING to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR J. DECIO, of the City of Elkhart and State of Indiana, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   Arthur J. Decio
                              ------------------------------------------(SEAL)
                                    Arthur J. Decio

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day ARTHUR J. DECIO to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ERNESTINE M. RACLIN, of the
City of South Bend and State of Indiana, do hereby constitute and appoint JERRY
M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   Ernestine M. Raclin
                              ------------------------------------------(SEAL)
                                    Ernestine M. Raclin

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day ERNESTINE M. RACLIN to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and she acknowledged that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, DENIS E. RIBORDY, of the Town of Ogden Dunes and State of Indiana, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                                 /s/   Denis E. Ribordy
                                 -------------------------------------  (SEAL)
                                       Denis E. Ribordy


STATE OF INDIANA    )
                    )  SS:
COUNTY OF LAKE      )


     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day DENIS E. RIBORDY to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                                 /s/   Penny L. Kljajic
                                 -------------------------------------  (SEAL)
                                       Penny L. Kljajic, Notary Public


My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, IAN M. ROLLAND, of the City of Fort Wayne and State of Indiana, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                                 /s/   Ian M. Rolland
                                 -------------------------------------  (SEAL)
                                       Ian M. Rolland


STATE OF INDIANA    )
                    )  SS:
COUNTY OF LAKE      )


     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day IAN M. ROLLAND to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                                 /s/   Penny L. Kljajic
                                 -------------------------------------  (SEAL)
                                       Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, EDMUND A. SCHROER, of the City of Naples and State of Florida, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   Edmund A. Schroer
                              ------------------------------------------(SEAL)
                                    Edmund A. Schroer

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day EDMUND A. SCHROER to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN W. THOMPSON, of the City of Somers and State of New York, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   John W. Thompson
                              ------------------------------------------(SEAL)
                                    John W. Thompson

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day JOHN W. THOMPSON to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT J. WELSH, JR., of the
Town of Merrillville and State of Indiana, do hereby constitute and appoint JERRY M. SPRINGER or ARTHUR A. PAQUIN, of the City of Hammond and State of Indiana, my true and lawful attorney for me and in my name to sign my name as Director of NIPSCO Industries, Inc., an Indiana corporation (the "Company"), to the Registration Statement on Form S-3 and any amendment or amendments thereto, covering and describing the offer and sale of Subordinated Debt Securities of NIPSCO Capital Markets, Inc. and the Company's obligations under the Support Agreement, dated as of April 4, 1989, as amended, in connection therewith, and to deliver said Registration Statement and all amendments thereto so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     And I do hereby ratify and confirm all that my said agent and attorney shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the Town of Merrillville, State of Indiana, on this 28th day of November, 1995.



                              /s/   Robert J. Welsh
                              ------------------------------------------(SEAL)
                                    Robert J. Welsh, Jr.

STATE OF INDIANA  )
                  )  SS:
COUNTY OF LAKE    )

     Before me, Penny L. Kljajic, a notary public in and for the aforesaid County and State, personally appeared this day ROBERT J. WELSH, JR. to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of November, 1995.



                              /s/   Penny L. Kljajic
                              ------------------------------------------(SEAL)
                                    Penny L. Kljajic, Notary Public

My Commission expires:
November 21, 1997

Resident of Lake County.